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EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-56464) pertaining to the CoBancorp Inc. 1992 Long-Term Incentive Plan of our report dated January 23, 1998, with respect to the consolidated financial statements of CoBancorp Inc., incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1997.


/s/ Ernst & Young LLP
Ernst & Young LLP
Cleveland, Ohio
March 23, 1998




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